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                                                   Exhibit 10.2
                             SEQUA CORPORATION

                   1998 Key Employees Stock Option Plan
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    1.     Purpose
          -------

           The purpose of the 1998 Key Employees Stock Option Plan (the "Plan") is to encourage and enable selected officers and other key employees of Sequa Corporation (the "Company") and its subsidiaries to acquire a proprietary interest in the Company through ownership of common stock of the Company. Such ownership will provide such employees with a more direct stake in the future welfare of the Company and encourage them to remain with the Company and its subsidiaries. It is also expected that the Plan will encourage qualified persons to seek and accept employment with the Company and its subsidiaries.

           As used herein, the terms "subsidiary" and "parent" shall mean any present or future corporation which is or would be a "subsidiary corporation" or "parent corporation" of the Company as the term is defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code").

    2.     Administration of the Plan
          --------------------------

           The Plan shall be administered by the Compensation Committee (the "Committee") appointed from time to time by the Board of Directors of the Company, which Committee shall consist of not less than three (3) members of such Board of Directors. The members of the Committee shall not be eligible to receive options and shall be "Non-Employee Directors" as defined in Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended.

           Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion (a) to determine the key employees to be granted options, (b) to determine whether each option granted is to be an option qualified as an "Incentive Stock Option" within the meaning of
Section 422 of the Code ("Incentive Stock Option"), an option not so qualified ("Non-Qualified Stock Option"), or a combination of each such type; provided, however, that no such combination shall be of a nature which will disqualify an Incentive Stock Option,
(c) to determine the number of shares subject to each option, which shall not exceed the amount set forth in subparagraph 7(g) hereof, (d) to determine the option price of the shares subject to each option, which shall not be less than the minimum specified in subparagraph 6(b) hereof, (e) to determine the time

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or times when each option will be granted, the time or times when each option will become exercisable and the duration of the exercise period, (f) to prescribe the terms and provisions of agreements, which need not be identical (the "Stock Option Agreement"), evidencing options granted hereunder, (g) to adopt, amend and rescind such rules and regulations as the Committee deems advisable in the administration of the Plan, (h) to construe and interpret the Plan, the rules and regulations adopted hereunder and the Stock Option Agreements, and (i) to make all other determinations deemed necessary or advisable for the administration of the Plan.

    3.     Shares of Stock Subject to the Plan
          -----------------------------------

           Except as provided in subparagraph 7(h) and paragraph 8 hereof, the number of shares that may be issued or transferred pursuant to the exercise of options shall not exceed 500,000 shares of the Company's Class A Common Stock, no par value
("Class A Common Stock"). Such shares may be authorized and unissued shares or previously issued shares acquired or to be acquired by the Company and held in treasury. Any share subject to an option which for any reason expires or is terminated unexercised as to such share may again be subject to an option under the Plan.

    4.     Eligibility
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           Options may be granted only to officers and other key
employees who are employed by the Company or one of its subsidiaries. An option may be granted to a director of the Company who is not also a member of the Committee, provided that the director is also an officer or key employee.

    5.     Duration of the Plan
          --------------------

           Subject to the provisions of paragraph 9 hereof, the Plan shall remain in effect until all shares subject or which may become subject to the Plan shall have been purchased pursuant to the exercise of options granted under the Plan, provided that no options may be granted after February 25, 2008.

    6.     Options
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           Options shall be evidenced by Stock Option Agreements
in such form, not inconsistent with the Plan, as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions.

           (a)   Option.  "Option" shall mean either an Incentive

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Stock Option or a Non-Qualified Option to purchase shares of
Class A Common Stock pursuant to the Plan. The Stock Option Agreement shall distinguish between Incentive Stock Options and Non-Qualified Stock Options granted pursuant to the Plan and, in the case of Non-Qualified Stock Options, shall contain one or more provisions that would disqualify such options as Incentive Stock Options.

           (b) Option Price. The purchase price under each option shall be not less than 100% of the fair market value of the Class A Common Stock on the date the option is granted. In the case of an Incentive Stock Option granted to an employee owning (actually or constructively under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary (a "10% Stockholder"), the option price shall be not less than 110% of the fair market value of the Class A Common Stock subject to the option on the date of grant.

           (c) Medium and Time of Payment. Stock purchased pursuant to an option agreement shall be paid for (1) entirely in cash at the time of purchase, (2) entirely in shares by tendering and delivering to the Company shares of the Class A Common Stock or Class B Common Stock, no par value, of the Company ("Class B Common Stock") owned beneficially by the optionee and having an aggregate market value equal to the aggregate cash exercise price applicable to the optionee's option, (3) partly in cash and partly in shares of Class A Common Stock or Class B Common Stock, or (4) by means of deferred payment from the proceeds of sale through a broker on the exercise date of some or all of the shares to which such exercise relates. The market value per share of such stock shall be the last sales price of the Class A Common Stock or Class B Common Stock, as the case may be, on the New York Stock Exchange on the day preceding the day on which the option is exercised. Upon receipt of payment, the Company shall, without stock transfer tax to the optionee or other person entitled to exercise the option, deliver to the person exercising the option a certificate or certificates for such shares. It shall be a condition to the performance of the Company's obligation to issue or transfer shares of stock upon exercise of an option or options that the optionee pay, or make provisions satisfactory to the Company for the payment of, any taxes (other than stock transfer taxes) which the Company is obligated to collect with respect to the issue or transfer of such shares of stock upon such exercise. No shares of Class A Common Stock or Class B Common Stock shall be accepted as full or partial payment for the exercise of an option hereunder unless such securities have been beneficially owned for a period of not less than one year by the person tendering them for payment.





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    7.     Provisions Relating to Options
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           Options granted under paragraph 6 of the Plan shall be
subject to the following additional provisions:

           (a) Waiting Period and Term. No options may be exercised during the first twelve months of their respective terms (the "option holding period") other than in the event that death of the grantee occurs prior to the expiration of the twelve-month period. No option may be exercised after the expiration of ten (10) years from the date of grant of such option; provided, however, that in the case of an Incentive Stock Option granted to a 10% Stockholder, the Incentive Stock Option granted shall be exercisable in whole or in part at such time or times during the period commencing one year after the date the option is granted and ending not more than five (5) years after the date such option is granted.

           (b) Partial Exercise. Partial exercise will be permitted from time to time, provided that no partial exercise may result in the issuance or transfer of less than one hundred
(100) shares of Class A Common Stock.

           (c) Rights as a Stockholder. A recipient of options shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate is issued to him for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

           (d) Non-Assignability of Options. No option shall be assignable or transferable by the recipient except by will or by the laws of descent and distribution. During the life of the recipient, options shall be exercisable only by him.

           (e) Effect of Termination of Employment or Death. No option shall be exercisable after termination of employment with the Company or any parent or subsidiary unless such termination of employment occurs by reason of retirement with the consent of the Company or death. Options shall not be affected by any change of employment as long as the recipient continues to be employed by either the Company or any subsidiary. In the event of the retirement of an optionee with the consent of the Company, unexercised options (or portions thereof) shall expire on the date of retirement, except for unexercised options (or portions thereof) that were exercisable on the date of retirement, which shall expire unless exercised within a period of three (3) months after the date of retirement. In the event of the death of an optionee within the three-month period following termination of employment by reason of retirement with the consent of the Company, unexercised options (or portions thereof) that were

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exercisable on the date of retirement shall be exercisable by his personal representatives, heirs or legatees at any time prior to the expiration of one (1) year from the date of his death. In the event of the death of an optionee while an employee of the Company or any subsidiary of the Company, unexercised options (or portions thereof), whether or not they were exercisable on the date of death, shall be exercisable by his personal representatives, heirs or legatees at any time prior to the expiration of one (1) year from the date of his death. In no event, however, shall an option be exercisable after the expiration of ten (10) years from the date the option was granted (five years in the case of Incentive Stock Options granted to a 10% Stockholder). Nothing in the Plan or in any option granted under it shall confer any right to continue in the employ of the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary to terminate employment at any time.

           (f) Leave of Absence. In the case of a recipient on an approved leave of absence, the Committee may, if it determines that to do so would be in the best interests of the Company, provide in a specific case for continuation of options during such leave of absence, such continuation to be on such terms and conditions as the Committee determines to be appropriate, except that in no event shall an option be exercisable after the expiration of ten (10) years from date such option was granted.

           (g) Maximum Option Grants. Notwithstanding anything to the contrary, but except as provided in subparagraph 7(h) hereof, in no event shall the maximum aggregate number of shares granted hereunder to any employee exceed 50,000 shares during the term of the Plan.

           (h) Share Adjustments. In the event there is any change in the Company's shares of Class A Common Stock resulting from stock splits, stock dividends, combinations or exchanges of shares, or other similar capital adjustments, equitable proportionate adjustments shall be made by the Committee in
(1) the number of shares available for option under the Plan,
(2) the number of shares subject to options granted under the Plan, and (3) the option price of optioned shares.

           (i) Reorganization, Merger or Consolidation. In the event of the execution of an agreement of reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not to be the surviving corporation (whether or not the Company shall be dissolved or liquidated) or the execution of an agreement of sale or transfer of all or substantially all of the assets or stock of the Company, then, with respect to each optionee, all options which at the time of such event were granted at least one year prior thereto shall immediately become exercisable in full, unless such agreement provides that the successor or transferee corporation

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shall continue the Plan and assume all obligations under the Plan in a manner consistent with Section 424(a) of the Code, or any successor section thereto. If the successor or transferee corporation does not obligate itself to continue the Plan as provided above, the Plan and the unexercised portions of all stock options granted pursuant to the Plan shall terminate as of the effective date of any such transaction. If practicable, the Company shall give each optionee notice of the execution of the agreement which has caused options to become immediately exercisable and thirty days prior notice of the effective date of any possible transaction which would cause the options to terminate.

           (j) General Restrictions. Each option granted under the Plan shall be subject to the requirement that, if at any time the Board of Directors shall determine, in its discretion, that the listing, registration, or qualification of the shares issuable or transferable upon exercise thereof upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such option or the payment of cash or the issue, transfer or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

                 The aggregate fair market value (hereinafter defined) of shares of stock of the Company with respect to which Incentive Stock Options may become exercisable for the first time by an individual (under all plans of the Company and any present or future parent or subsidiary) during any calendar years shall not exceed $100,000. The fair market value shall be determined at the time of grant. Fair market value per share as of a particular date shall be the last sales price of the subject stock of the Company on the New York Stock Exchange.

                 The Board of Directors or the Committee may, in connection with the granting of each option, require the individual to whom the option is to be granted to enter into an agreement with the Company stating that, as a condition precedent to each exercise of the option in whole or in part, he shall, if then required by the Company, represent to the Company in writing that such exercise is for investment only and not with a view to distribution, and also setting forth such other terms and conditions as the Board of Directors or the Committee may prescribe.






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    8.     Amendment, Modification and Termination of the Plan
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           The Board of Directors may at any time terminate or
amend the Plan in any respect; provided, however, that no such action, without approval of the stockholders, may (a) increase the total amount of stock which may be sold under the Plan, except as contemplated in subparagraph 7(h) hereof, (b) change the manner of determining the option price, (c) withdraw the administration of the Plan from the Committee, (d) permit any person while a member of the Committee to be eligible to receive an option under the Plan, or (e) increase the aggregate options under the Plan that may be granted to any one employee; and provided further, that no amendment, modification or termination of the Plan shall in any manner adversely affect the rights of any optionee or transferee of any option theretofore granted under the Plan without the consent of such optionee or transferee. The foregoing authority of the Board of Directors shall include specific authority to amend the Plan in any respect to satisfy the requirements of Section 422 of the Code and/or Federal Regulations promulgated thereunder as to the qualification and/or continued qualification of stock options granted hereunder which are intended to qualify as "Incentive Stock Options".

    9.     Effective Date of Plan
          ----------------------

           The effective date of the Plan shall be February 26, 1998, subject however, to approval of the Plan by a majority of votes cast at the annual meeting of the stockholders of the Company held in 1998, provided that the total vote cast represents over fifty percent (50%) in interest of all stock of the Company entitled to vote. Subject to the express provisions of the Plan, options may be granted under the Plan at any time and from time to time after the adoption of the Plan by the Board of Directors on February 26, 1998 and prior to the termination of the Plan; provided, however, that in the event that the Plan is not approved by stockholders of the Company as aforesaid, the Plan and all options granted thereunder shall be and become null and void.